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                                                                    Exhibit 10.2

NOTICE OF GRANT OF AWARD                                    EMULEX CORPORATION
AND AWARD AGREEMENT                                         ID:95-3342259
                                                            3333 SUSAN STREET
                                                            COSTA MESA, CA 92626


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Recipient Name:                             Award Number:

                                            Plan:  EIP

                                            ID:


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Effective _______________, 200__, you have been granted an award of ______
shares of EMULEX CORPORATION (the "Company") common stock. These shares are restricted until the vest date(s) shown below.

The current total value of the award is $___________.

The award will vest in increments on the date(s) shown below:


               Shares                       Full Vest
               ------                       ---------




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By your signature and the Company's signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Company's Award Plan, as amended, and the Award Agreement, all of which are attached and made a part of this document.
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EMULEX CORPORATION                            Date


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Name                                          Date